UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2015

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	98-0682363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 8, 2015, Avago Technologies Limited (the “Company”) held its 2015 Annual General Meeting (“2015 AGM”), at which its shareholders voted on the following matters:

(1)	To elect nine members to the Company’s board of directors (the “Board”);

(2)	To approve the re-appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and independent Singapore auditor for the fiscal year ending November 1, 2015 and to authorize the Audit Committee of the Board to fix its remuneration for services provided through the Company’s 2016 Annual General Meeting of Shareholders (the “2016 AGM”);

(3)	To approve the general authorization for the directors of the Company to allot and issue ordinary shares of the Company, as set forth in the notice of, and proxy statement relating to, the 2015 AGM (together, the “Notice and Proxy Statement”);

(4)	To approve the share purchase mandate authorizing the purchase or acquisition by the Company of up to 10% of its own issued ordinary shares, as set forth in the Notice and Proxy Statement (the “Share Purchase Mandate”); and

(5)	To approve the non-employee directors’ cash compensation for the period from April 9, 2015 through the date on which the 2016 AGM is held, and for each approximately 12-month period thereafter, as set forth in the Notice and Proxy Statement;

For each of these proposals a quorum was present. The votes cast in connection with such matters were as follows:

(1)	Election of Directors:

	Name	For	Against	Abstain	Broker Non-Votes
(a)	Hock E. Tan	217,676,405	244,508	191,181	9,081,614
(b)	John T. Dickson	216,790,840	1,129,839	191,415	9,081,614
(c)	James V. Diller	216,682,674	1,237,358	192,062	9,081,614
(d)	Lewis C. Eggebrecht	217,665,439	255,841	190,814	9,081,614
(e)	Bruno Guilmart	217,707,670	212,635	191,789	9,081,614
(f)	Kenneth Y. Hao	217,759,630	159,875	192,589	9,081,614
(g)	Justine F. Lien	216,786,893	1,134,226	190,975	9,081,614
(h)	Donald Macleod	197,457,355	20,463,334	191,405	9,081,614
(i)	Peter J. Marks	216,833,448	1,087,379	191,267	9,081,614

(2)	Re-appointment of PricewaterhouseCoopers LLP:

For	Against	Abstain	Broker Non-Votes
221,486,627	5,492,463	214,618	0

(3)	Approval of General Authorization for Directors to Issue Shares:

For	Against	Abstain	Broker Non-Votes
211,430,501	6,475,015	206,578	9,081,614

(4)	Approval of the Share Purchase Mandate:

For	Against	Abstain	Broker Non-Votes
226,140,364	231,424	821,920	0

(5)	Approval of Non-Employee Directors’ Cash Compensation:

For	Against	Abstain	Broker Non-Votes
217,412,410	470,931	228,753	9,081,614

Each of the director nominees was re-elected and each of the proposals was approved by the Company’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 9, 2015

Avago Technologies Limited

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	Chief Financial Officer